UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(AMENDMENT NO. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2004 (September 7, 2004)

THE NASDAQ STOCK MARKET, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-32651	52-1165937
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Liberty Plaza, New York, New York 10006
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (212) 401-8700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR  240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A (“Form 8-K/A”) dated November 22, 2004, amends the Current Report on Form 8-K filed by The Nasdaq Stock Market, Inc. (“Nasdaq”) on September 7, 2004, which disclosed Nasdaq’s acquisition of Toll Associates LLC, and related entities, including Brut, LLC, owner and operator of the Brut electronic communication network, from SunGard Data Systems, Inc. The purpose of this Form 8-K/A is to provide financial disclosures required by Item 9.01 (Financial Statements and Exhibits) of Form 8-K with respect to the acquisition of Toll Associates LLC as follows:

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)          Financial Statements of Business Acquired.

Attached as Exhibit 99.1 hereto are the audited consolidated financial statements of Toll Associates LLC as of and for the year ended December 31, 2003, which includes the unaudited condensed consolidated statement of financial condition of Toll Associates LLC as of June 30, 2004, the related unaudited condensed consolidated statements of operations and comprehensive income (loss) and cash flows for the six months ended June 30, 2004 and 2003 and the unaudited condensed consolidated statement of changes in member’s equity as of June 30, 2004.

(b)         Pro Forma Financial Information.

Attached hereto is the:

•                  Unaudited pro forma condensed combined balance sheet as of June 30, 2004 and the unaudited pro forma condensed combined statement of income for the six months ended June 30, 2004.

•                  Unaudited pro forma condensed combined statement of income for the year ended December 31, 2003.

•                  Notes to the unaudited pro forma condensed combined financial statements.

(c)          Exhibits

Exhibit 23.1 – Consent of Deloitte & Touche LLP.

Exhibit 99.1 – Consolidated Financial Statements and Report of Independent Registered Public Accounting Firm, -Toll Associates LLC – as of and for the year ended December 31, 2003, and the unaudited condensed consolidated statement of financial condition of Toll Associates LLC as of June 30, 2004, the related unaudited condensed consolidated statements of operations and comprehensive income (loss) and cash flows for the six months ended June 30, 2004 and 2003 and the unaudited condensed consolidated statement of changes in member’s equity as of June 30, 2004.

This Form 8-K/A and attachments hereto contain forward-looking statements that are subject to known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These forward-looking statements were based on various factors and were derived utilizing numerous assumptions and other factors that could cause actual results to differ materially from those in the forward-looking statements. Most of these factors are difficult to predict accurately and are generally beyond Nasdaq’s control. You should consider the areas of risk described in connection with any forward-looking statements that may be made herein. Readers are cautioned not to place undue reliance on these forward-looking statements and to carefully review the risk factors and other information detailed in Nasdaq’s annual report on Form 10-K and periodic reports filed with the U.S. Securities and Exchange Commission.   Except for Nasdaq’s ongoing obligations to disclose material information under the Federal securities laws, Nasdaq undertakes no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events. For any forward-looking statements contained in any document, Nasdaq claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Independent valuation specialists assisted Nasdaq management in determining the fair values of the net assets acquired and the intangible assets.  The work performed by the independent valuation specialists has been considered by management in determining the fair values reflected in these unaudited pro forma

condensed combined financial statements.   The valuation is based on the actual assets acquired and liabilities assumed at the acquisition date and management’s consideration of the independent valuation work.

The unaudited pro forma condensed combined financial information is presented for informational purposes only.  The pro forma data is not necessarily indicative of what Nasdaq’s financial position or results of operations actually would have been had Nasdaq completed the acquisition at the dates indicated.  In addition, the unaudited pro forma condensed combined financial information does not purport to project the future financial position or operating results of the combined company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 22, 2004	THE NASDAQ STOCK MARKET, INC.

	By	/s/ David P. Warren
David P. Warren
Executive Vice President
and Chief Financial Officer

The Nasdaq Stock Market, Inc.

Unaudited Pro Forma Condensed Combined Statement of Income

Six Months Ended June 30, 2004

(in thousands, except per share amounts)

	Nasdaq	Toll	Pro Forma Adjustments	Note 4	Pro Forma Combined
Revenues
Market Services	$145,056	$97,306	$(4,549)	(a), (b), (c)	$237,813
Issuer Services	103,290	—	—		103,290
Other	71	—	—		71
Total revenues	248,417	97,306	(4,549)		341,174
Cost of revenues	—	(88,293)	4,996	(a), (d)	(83,297)
Gross margin	248,417	9,013	447		257,877
Expenses
Compensation and benefits	74,330	4,539	—		78,869
Marketing and advertising	6,177	34	—		6,211
Depreciation and amortization	36,126	1,653	1,608	(f), (h-6)	39,387
Professional and contract services	9,913	172	—		10,085
Computer operations and data communications	58,630	131	—		58,761
Provision for bad debts	549	240	—		789
Occupancy	14,180	267	—		14,447
General and administrative	8,172	526	—		8,698
Total direct expenses	208,077	7,562	1,608		217,247
Support costs from related parties, net	23,173	461	—		23,634
Total expenses	231,250	8,023	1,608		240,881
Operating income (loss)	17,167	990	(1,161)		16,996
Interest income	3,059	62	—		3,121
Interest expense	(5,740)	(946)	—		(6,686)
Operating income (loss) before income taxes	14,486	106	(1,161)		13,431
(Provision) benefit for income taxes	(5,070)	(43)	457	(h-7)	(4,656)
Net income (loss)	$9,416	$63	$(704)		$8,775
Net income (loss) applicable to common stockholders:
Net income (loss)	$9,416	$63	$(704)		$8,775
Preferred stock dividends declared	(6,346)	—	—		(6,346)
Net income (loss) applicable to common stockholders	$3,070	$63	$(704)		$2,429

Total basic and diluted net earnings per share	$0.04				$0.03
Weighted average shares used to calculate earnings per share:
Basic	78,518				78,518
Diluted	79,053				79,053

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

The Nasdaq Stock Market, Inc.

Unaudited Pro Forma Condensed Combined Balance Sheet

As of June 30, 2004

(in thousands, except share and par value amounts)

	Nasdaq	Toll Adjusted	Nasdaq Pro Forma Adjustments	Note 4	Pro Forma Combined
Assets
Current assets:
Cash and cash equivalents	$222,385	$19,896	$(211,931)	(k)	$30,350
Investments:
Available-for-sale, at fair value	192,327	—	—		192,327
Held-to-maturity, at amortized cost	8,599	—	—		8,599
Receivables, net	74,192	19,240	—		93,432
Receivables from related parties	28	—	—		28
Deferred tax asset	37,202	486	—		37,688
Other current assets	11,512	2,217	—		13,729
Total current assets	546,245	41,839	(211,931)		376,153
Investments:
Held-to-maturity, at amortized cost	21,967	—	—		21,967
Property and equipment:
Land, buildings and improvements	96,760	—	—		96,760
Data processing equipment and software	347,937	6,798	—		354,735
Furniture, equipment and leasehold improvements	161,716	944	—		162,660
	606,413	7,742	—		614,155
Less: accumulated depreciation and amortization	(391,787)	(4,309)	—		(396,096)
Total property and equipment, net	214,626	3,433	—		218,059
Non-current deferred tax asset	69,944	—	—		69,944
Goodwill	—	141,730	—		141,730
Intangible assets	812	42,005	—		42,817
Other assets	1,491	20	—		1,511
Total assets	$855,085	$229,027	$(211,931)		$872,181
Liabilities
Current liabilities:
Accounts payable and accrued expenses	$22,669	$14,248	$—		$36,917
Accrued personnel costs	33,718	2,198	—		35,916
Deferred revenue	105,856	—	—		105,856
Other accrued liabilities	75,888	—	—		75,888
Payables to related parties	8,181	—	—		8,181
Total current liabilities	246,312	16,446	—		262,758
Senior notes	25,000	—	—		25,000
Subordinated notes	240,000	—	—		240,000
Accrued pension costs	22,142	—	—		22,142
Non-current deferred tax liability	40,907	523	—		41,430
Non-current deferred revenue	88,254	—	—		88,254
Other liabilities	30,049	—	—		30,049
Total liabilities	692,664	16,969	—		709,633
Stockholders’ equity
Common stock, $0.01 par value, 300,000,000 authorized, shares issued: 130,652,891 at June 30, 2004; shares outstanding: 78,618,387 at June 30, 2004	1,306	—	—		1,306
Preferred stock, 30,000,000 authorized, Series A: 1,338,402 shares issued and outstanding; Series B: 1 share issued and outstanding	133,840	—	—		133,840
Additional paid-in capital	358,615	211,931	(211,931)	(k)	358,615
Common stock in treasury, at cost: 52,034,504 shares at June 30, 2004	(666,542)	—	—		(666,542)
Accumulated other comprehensive (loss) income	(1,645)	127	—		(1,518)
Deferred stock compensation	(1,571)	—	—		(1,571)
Common stock issuable	2,821	—	—		2,821
Retained earnings	335,597	—	—		335,597
Total stockholders’ equity	162,421	212,058	(211,931)		162,548
Total liabilities and stockholders’ equity	$855,085	$229,027	$(211,931)		$872,181

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

The Nasdaq Stock Market, Inc.

Unaudited Pro Forma Condensed Balance Sheet

As of June 30, 2004

Toll Adjusted

(in thousands)

	Toll	Pro Forma and Other Adjustments	Cash and Deposits Purchased	Note 4	Toll Adjusted
Assets
Current assets:
Cash and cash equivalents	$19,404	$(19,404)	$19,896	(h-1)	$19,896
Receivables, net	20,292	(1,052)	—	(h-2)	19,240
Receivables from related parties	352	(352)	—	(g)	—
Deferred tax asset	6,681	(6,195)	—	(i)	486
Other current assets	2,578	(2,396)	2,035	(h-1), (h-2)	2,217
Total current assets	49,307	(29,399)	21,931		41,839
Property and equipment:
Data processing equipment and software	6,313	485	—	(h-2)	6,798
Furniture, equipment and leasehold improvements	944	—	—		944
	7,257	485	—		7,742
Less: accumulated depreciation and amortization	(3,949)	(360)	—	(h-2)	(4,309)
Total property and equipment, net	3,308	125	—		3,433
Goodwill	85,814	55,916	—	(e), (h-5)	141,730
Intangible assets	899	41,106	—	(e), (h-4)	42,005
Other assets	20	—	—		20
Total assets	$139,348	$67,748	$21,931		$229,027
Liabilities
Current liabilities:
Accounts payable and accrued expenses	$9,719	$4,529	$—	(h-2), (h-3)	$14,248
Accrued personnel costs	1,352	846	—	(h-2), (h-3)	2,198
Payables to related parties	75,971	(75,971)	—	(g)	—
Total current liabilities	87,042	(70,596)	—		16,446
Non-current deferred tax liability	—	523	—	(i)	523
Total liabilities	87,042	(70,073)	—		16,969
Stockholders’ equity
Common stock	1	(1)	—	(j)	—
Additional paid-in capital	63,842	148,089	—	(j)	211,931
Accumulated other comprehensive income	101	26	—	(h-2)	127
Retained earnings	(11,638)	11,638	—	(j)	—
Total stockholders’ equity	52,306	159,752	—		212,058
Total liabilities and stockholders’ equity	$139,348	$89,679	$—		$229,027

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

The Nasdaq Stock Market, Inc.

Unaudited Pro Forma Condensed Combined Statement of Income

Year Ended December 31, 2003

(in thousands, except per share amounts)

	Nasdaq	Toll	Pro Forma Adjustments	Note 4	Pro Forma Combined
Revenues
Market Services	$383,715	$127,429	$(11,062)	(l), (m), (n)	$500,082
Issuer Services	204,186	—	—		204,186
Other	1,944	—	—		1,944
Total revenues	589,845	127,429	(11,062)		706,212
Cost of revenues	—	(110,569)	11,232	(1), (o)	(99,337)
Gross margin	589,845	16,860	170		606,875
Expenses
Compensation and benefits	159,097	8,425	—		167,522
Marketing and advertising	19,515	46	—		19,561
Depreciation and amortization	89,983	3,180	3,590	(p), (q)	96,753
Professional and contract services	37,544	1,390	—		38,934
Computer operations and data communications	125,618	223	—		125,841
Provision for bad debts	1,365	664	—		2,029
Occupancy	31,212	412	—		31,624
General and administrative	28,411	1,374	—		29,785
Total direct expenses	492,745	15,714	3,590		512,049
Elimination of non-core product lines, initiatives and severance	97,910	—	—		97,910
Nasdaq Japan impairment loss	(5,000)	—	—		(5,000)
Support costs from related parties, net	61,504	660	—		62,164
Total expenses	647,159	16,374	3,590		667,123
Operating (loss) income	(57,314)	486	(3,420)		(60,248)
Interest income	9,517	108	—		9,625
Interest expense	(18,555)	(2,088)	—		(20,643)
Operating loss from continuing operations before income taxes	(66,352)	(1,494)	(3,420)		(71,266)
Benefit for income taxes	21,240	600	1,327	(q)	23,167
Net loss from continuing operations	$(45,112)	$(894)	$(2,093)		$(48,099)
Net loss applicable to common stockholders:
Net loss	$(45,112)	$(894)	$(2,093)		$(48,099)
Preferred stock dividends declared	(8,279)	—	—		(8,279)
Net loss applicable to common stockholders	$(53,391)	$(894)	$(2,093)		$(56,378)

Total basic and diluted loss per share	$(0.68)				$(0.72)
Weighted average shares used to calculate loss per share:
Basic and diluted	78,378				78,378

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

Notes to the Unaudited Pro Forma Condensed Combined Financial Statements of The Nasdaq Stock Market, Inc. (“Nasdaq”).

Note 1.  Basis of Presentation

On September 7, 2004, Nasdaq completed its acquisition of Toll Associates LLC (“Toll”) and affiliated entities from SunGard Data Systems Inc. (“SunGard”) pursuant to the terms of a purchase agreement dated May 25, 2004 and amended as of September 7, 2004 (the “Purchase Agreement”).  Toll is a holding company that owns a 99.8% interest in Brut, LLC (“Brut”), the owner and operator of the Brut electronic communication network, a broker-dealer registered pursuant to the Securities Exchange Act of 1934, as amended.  Toll also owns a 100.0% interest in Brut Inc. (“Brut Inc.”), which owns the remaining 0.2% interest in Brut and serves as its manager pursuant to an operating agreement.  Brut also owns Brut Europe Limited (“Brut Europe”), a wholly-owned subsidiary set up to generate a European subscriber base, which is currently inactive.  Pursuant to the terms of the Purchase Agreement, Nasdaq paid total cash consideration of $190.0 million, which is subject to certain post-closing adjustments.

The unaudited pro forma condensed combined financial statements are presented to illustrate the effects of the acquisition on the historical financial position and operating results of Nasdaq and Toll.  The unaudited pro forma condensed combined statement of income combines the historical consolidated statements of income of Nasdaq and Toll, giving effect to the acquisition as if it had occurred on January 1, 2003.  The unaudited pro forma condensed combined balance sheet combines the historical consolidated balances sheets of Nasdaq and Toll, giving effect to the acquisition as if it had occurred on June 30, 2004.

Nasdaq prepared the unaudited pro forma condensed combined financial information using the purchase method of accounting with Nasdaq treated as the acquirer.  Accordingly, Nasdaq’s cost to acquire Toll of $190.0 million (which is subject to certain post-closing adjustments) has been allocated to the assets acquired and liabilities assumed of $6.3 million and the remainder of $183.7 million was recorded as goodwill of $141.7 million and intangible assets of $42.0 million.  Independent valuation specialists assisted Nasdaq management in determining the fair values of the net assets acquired and the intangible assets.  The work performed by the independent valuation specialists has been considered by management in determining the fair values reflected in these unaudited pro forma condensed combined financial statements.  The valuation is based on the actual assets acquired and liabilities assumed at the acquisition date and management’s consideration of the independent valuation work.

The unaudited pro forma condensed combined financial information is presented for informational purposes only.  The pro forma data is not necessarily indicative of what Nasdaq’s financial position or results of operations actually would have been had Nasdaq completed the acquisition at the dates indicated.  In addition, the unaudited pro forma condensed combined financial information does not purport to project the future financial position or operating results of the combined company.

Note 2.  Reclassifications

Certain reclassifications have been made to the Toll historical balances in the unaudited pro forma condensed combined statements of income and balance sheets in order to conform to the Nasdaq presentation.

Note 3.  Purchase Price

Nasdaq purchased Toll for a total consideration of $190.0 million in cash, subject to post-closing adjustments.  In addition, Nasdaq incurred direct costs of $3.3 million associated with the acquisition.

For the purpose of this pro forma analysis, the above estimated purchase price has been preliminarily allocated based on an estimate of the fair value of assets acquired and liabilities assumed.  The final valuation of net assets will be completed as soon as possible but no later than one year from the acquisition date.  To the extent that Nasdaq’s estimates need to be adjusted, Nasdaq will do so.

Estimated Purchase Price	(in millions)
Net assets acquired:
Accounts receivable, net	$19.2
Deferred tax assets	0.5
Other current assets	0.2
Property, plant and equipment, net	3.4
Current liabilities	(16.4)
Other liabilities	(0.5)
Foreign currency translation	(0.1)
Total net assets	6.3

Identifiable intangible assets (1)	42.0
Goodwill	141.7
Estimated Purchase Price	$190.0

(1) Adjustment to record identifiable intangible assets at fair value.

The following table presents details of the identifiable intangible assets acquired:

	Amount	Estimated Average Useful Life
	(in millions)	(in years)
Identifiable intangible assets
Technology	$15.7	10.0
Customer relationships	26.3	10.0
Total	$42.0

Note 4.  Pro Forma Adjustments

As of and for the Six Months Ended June 30, 2004

I. Adjustments included in the column under the heading “Pro Forma Adjustments” on the unaudited pro forma condensed combined statement of income and adjustments included in the column under the headings “Pro Forma and Other Adjustments” and “Cash and Deposits Purchased” on the Toll Adjusted unaudited pro forma condensed balance sheet primarily relate to the following:

(a)   To eliminate transactions between Nasdaq and Toll, which upon completion of the acquisition would be considered intercompany transactions.

Increase/(decrease)	(in millions)
Nasdaq Market Center revenues	$(1.7)
Cost of revenues	(4.0)

The entries include:

•  the elimination of Nasdaq’s revenues of $3.4 million from Brut for accessing liquidity on the Nasdaq Market Center;

•  the elimination of Nasdaq’s revenues of $0.6 million from Brut for the use of Nasdaq’s systems to access the Nasdaq Market Center;

•  the elimination of Brut’s cost of revenues for the above intercompany transactions of $4.0 million as Nasdaq no longer charges Brut for accessing liquidity and accessing the Nasdaq Market Center;

• the decrease in Unlisted Trading Privileges (“UTP”) Plan revenue sharing of $2.3 million.  Assumes Brut reported trades to the Nasdaq Market Center for the six months ended June 30, 2004 rather than reporting to the Boston Stock Exchange; and

• there were no intercompany receivables or payables between Nasdaq and Toll as of June 30, 2004.

(b)   To eliminate Nasdaq Market Center order delivery revenues of $1.7 million as Nasdaq no longer charges market participants for delivery of orders to Brut.

(c)   To record the reduction of Brut routing revenues of $1.2 million due to unified pricing for the Nasdaq Market Center and the Brut electronic communication network.

(d)   To recognize decrease in cost of revenues ($1.0 million) relating to the renegotiation of a clearing contract with a SunGard affiliate.

(e)   To eliminate acquired goodwill ($85.8 million) and acquired intangible assets ($0.9 million).

(f)    To eliminate amortization expense of $0.7 million related to the intangible assets recorded by Toll.

(g)   To eliminate Toll intercompany receivables ($0.4 million) and payables ($76.0 million) with affiliates as Nasdaq did not acquires these balances.

(h)   To record:

• (1) cash and deposits purchased of $21.9 million recorded in cash and cash equivalents ($19.9 million) and other current assets ($2.0 million);

• (2) the allocation of the estimated purchase price to reflect the net assets acquired.  See also Note 3 to the unaudited pro forma condensed combined financial statements;

• (3) direct costs of $3.3 million associated with the acquisition.  See also Note 3 to the unaudited pro forma condensed combined financial statements;

• (4) identifiable intangible assets of $42.0 million;

• (5) goodwill of $141.7 million;

• (6) amortization expense of $2.3 million related to the estimated fair value of identifiable intangible assets which are being amortize over their estimate average useful life of 10 years; and

• (7) tax benefit of $0.5 million based on the condensed combined statement of income pro forma adjustments noted above utilizing a 39.225% statutory tax rate.

(i)    To reflect the difference between the book value and the fair value of deferred tax assets ($6.2 million) and liabilities ($0.5 million).

(j)    To adjust stockholders’ equity for the following:

• to record historical Toll common stock and retained earnings balances to additional paid-in capital ($11.6 million decrease); and

• to record the difference of $159.7 million in Nasdaq’s investment in Toll ($190.0 million cash paid, subject to post-closing adjustments, plus cash and deposits purchased $21.9 million) and the total of Toll’s historical equity accounts (excluding accumulated other comprehensive income).

II. Adjustments included in the column under the heading “Nasdaq Pro Forma Adjustments” relate to the following:

(k)   To record:

• purchase of Toll (cash paid of $190.0 million, subject to post-closing adjustments, plus cash and deposits purchased of $21.9 million); and

• the elimination of Nasdaq’s investment in Toll.

For the Year Ended December 31, 2003

Adjustments included in the column under the heading “Pro Forma Adjustments” primarily relate to the following:

(l)    To eliminate transactions between Nasdaq and Toll, which upon completion of the acquisition would be considered intercompany transactions.

Increase/(decrease)	(in millions)
Nasdaq Market Center revenues	$(7.8)
Cost of revenues	(9.2)

The entries include:

• the elimination of Nasdaq’s revenues of $7.1 million from Brut for accessing liquidity on the Nasdaq Market Center;

• the elimination of Nasdaq’s revenues of $2.1 million from Brut for the use of Nasdaq’s systems to access the Nasdaq Market Center;

• the elimination of Brut’s cost of revenues for the above intercompany transactions of $9.2 million as Nasdaq no longer charges Brut for accessing liquidity and accessing the Nasdaq Market Center; and

• the decrease in UTP Plan revenue sharing of $1.4 million.  Assumes Brut reported trades to the Nasdaq Market Center for year ended December 31, 2003 rather than reporting to the National and Boston Stock Exchanges.

(m)  To eliminate Nasdaq Market Center order delivery revenues of $1.9 million as Nasdaq no longer charges market participants for delivery of orders to Brut.

(n)   To record the reduction of Brut routing revenues of $1.4 million due to unified pricing for the Nasdaq Market Center and the Brut electronic communication network.

(o)   To recognize decrease in cost of revenues ($2.0 million) relating to the renegotiation of a clearing contract with a SunGard affiliate.

(p)   To eliminate amortization expense of $1.2 million related to the intangible assets recorded by Toll.

(q)   To record:

• amortization expense of $4.8 million related to the estimated fair value of identifiable intangible assets which are being amortize over their estimate average useful life of 10 years; and

• increase in tax benefit of $1.3 million based on the condensed combined statement of income pro forma adjustments noted above utilizing a 39.225% statutory tax rate.